SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  July 15, 1997
(Date of earliest event reported)

Commission File No. 333-21263



                      Norwest Asset Securities Corporation


        Delaware                                        52-1972128
--------------------------------------------------------------------------------
(State of Incorporation)                   (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                           21703
--------------------------------------------------------------------------------
Address of principal executive offices                      (Zip Code)



                                 (301) 846-8881
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code



(Former name, former address and former fiscal year, if changed since last report)

ITEM 7.    Financial Statements and Exhibits

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                           Description
-----------                                           -----------
(EX-23) Consent of Coopers & Lybrand L.L.P., independent Certified Public Accountants of Financial Security Assurance Inc. in connection with Norwest Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 1997-11

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NORWEST ASSET SECURITIES CORPORATION


July 15, 1997

                                  By:  /s/ B. David Bialzak
                                       --------------------
                                       B. David Bialzak
                                       Vice President

                                INDEX TO EXHIBITS


                                                              Paper (P) or
Exhibit No.                         Description              Electronic (E)
-----------                         -----------              --------------

(EX-23)                    Consent of Coopers & Lybrand            E
                           L.L.P., independent Certified
                           Public Accountants of Financial
                           Security Assurance Inc. in
                           connection with Norwest Asset
                           Securities Corporation, Mortgage
                           Pass-Through Certificates,
                           Series 1997-11